UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2022

SENSUS HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37714	27-1647271
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 Broken Sound Pkwy., NW # 215, Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 922-5808

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SRTS	Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SENSUS HEALTHCARE, INC.

FORM 8-K

CURRENT REPORT

Item 1.01 Entry into a Material Definitive Agreement.

On February 25, 2022, Sensus Healthcare, Inc. (the “Company”) entered into a definitive agreement to sell the intellectual property, tangible, and intangible assets comprising its SculpturaTM product (the “Sculptura Assets”). Additional information regarding this agreement is set forth under Item 2.01 below.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 25, 2022, the Company sold the Sculptura Assets pursuant to an Asset Purchase Agreement between the Company and Empyrean Medical Systems, Inc. (the “Buyer”), dated as of February 25, 2022 (the “Agreement”). The Buyer paid a purchase price of $15,000,000 in cash and agreed to assume certain liabilities relating to the Sculptura Assets. For additional information concerning the transaction, reference is made to the Agreement, which is filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

The President and Chief Executive Officer of the Buyer, Kalman Fishman, previously served as an executive officer of the Company, resigning in December 2019. The Company does not regard this as constituting a “material relationship” with the Buyer of the type referred to in Item 2.01(c) of Form 8-K, and the purchase price was negotiated on an arm’s-length basis.

Item 9.01 Financial Statements and Exhibits.

Pro forma financial information. Not applicable.

Exhibits. The Agreement is being filed as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSUS HEALTHCARE, INC.

Date: March 3, 2022	By:	/s/ Javier Rampolla
Javier Rampolla
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement between Sensus Healthcare, Inc. and Empyrean Medical Systems, Inc., dated as of February 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

3